Fair value measurement - Rollforward of liabilities (Details) - Contingent consideration in relation to investments and acquisitions - Level 3 ¥ in Millions	6 Months Ended
Sep. 30, 2020 CNY (¥)
Contingent consideration in relation to investments and acquisitions
Balance at beginning	¥ 4,400
Net decrease in fair value	10
Payment	(1,852)
Foreign currency translation adjustments	(76)
Balance at end	¥ 2,482